Certification Pursuant to Section 1350

                                                                    EXHIBIT 32.2



                            CERTIFICATION PURSUANT TO

                             18 U.S.C. SECTION 1350,

                             AS ADOPTED PURSUANT TO

                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Annual Report of Aftersoft Group, Inc. (the "Company") on Form 10-KSB as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Michael O'Driscoll, Chief Financial Officer of Aftersoft Group, Inc., certify, pursuant to 18 U.S.C. ss.1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                                         /s/ Michael O'Driscoll
                                                         ----------------------
                                                             Michael O'Driscoll
                                                        Chief Financial Officer
                                                  (Principal Financial Officer)
                                                         Date: October 13, 2006